EXHIBIT 10b

Execution Version
AMENDMENT AND WAIVER
AMENDMENT AND WAIVER (this “Amendment and Waiver”), dated as of June 17, 2020, by and among BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation (the “Company”), the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), which amends that certain FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of July 30, 2012, among the Company, the BORROWING SUBSIDIARIES (as defined in the Credit Agreement) from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), certain Agents, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, “JPMCB”), and CITIBANK, N.A., as Administrative Agent (in such capacity, “CBNA”; JPMCB and CBNA are referred to herein individually as an “Administrative Agent” and collectively as the “Administrative Agents”) and as competitive advance facility agent.
W I T N E S S E T H:
WHEREAS, the Company has requested that the Lenders agree to waive and amend certain provisions of the Credit Agreement as set forth herein;
WHEREAS, Section 8.7 of the Credit Agreement permits the Credit Agreement to be waived or amended from time to time by the Company and the Required Lenders; and
WHEREAS, the Company and the Required Lenders desire to waive and amend the Credit Agreement on the terms set forth herein;
NOW, THEREFORE, it is agreed:
Section 1.Defined Terms.
Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement.
Section 2.Waiver and Amendment.
Notwithstanding anything to the contrary contained in Section 2.5(a) of the Credit Agreement, solely with respect to the anniversary of the Effective Date occurring on July 30, 2020, the Company may submit an Extension Letter on any date commencing on the Amendment and Waiver Effective Date through the date that is 80 days prior to the anniversary of the Effective Date occurring on July 30, 2021 requesting an extension of the Maturity Date to July 30, 2025.
Section 3.Amendment.
Effective as of the Amendment and Waiver Effective Date, the final sentence of Section 2.5(c) of the Credit Agreement is hereby amended and restated as follows:

Notwithstanding the foregoing, no extension of the Maturity Date shall become effective unless, on the effective date of such extension the conditions set forth in paragraphs (a) and (b) of Section 4.2 shall be satisfied or waived (with all references in such paragraphs to a Borrowing being deemed to be references to the effective date of such extension) and CBNA shall have received a certificate to that effect dated the effective date of such extension and executed by a Financial Officer of the Company.

Section 4.Conditions to Effectiveness of Amendment and Waiver.
This Amendment and Waiver shall become effective on the date on which CBNA (or its counsel) shall have received from the Company and the Required Lenders either (a) a counterpart of this Amendment and Waiver signed on behalf of such party or (b) written evidence satisfactory to CBNA (which may include email or facsimile of a signed signature page of this Amendment and Waiver) that such party has signed a counterpart of this Amendment and Waiver (such date, the “Amendment and Waiver Effective Date”).
CBNA shall notify the Company and the Lenders of the Amendment and Waiver Effective Date, and such notice shall be conclusive and binding absent manifest error.
Section 5.Effects on Loan Documents.
This Amendment and Waiver shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents. From and after the Amendment and Waiver Effective Date, all references to the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement as amended and waived by this Amendment and Waiver. Except as expressly amended or waived pursuant to the terms hereof, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents.
Section 6.Miscellaneous.
(a)The Company represents and warrants to the Lenders and the Administrative Agents that (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (provided that such representations and warranties qualified as to materiality shall be true and correct in all respects) on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (provided that such representations and warranties qualified as to materiality shall be true and correct in all respects) as of such earlier date and (ii) no Default or Event of Default exists on the Amendment and Waiver Effective Date.
(b)This Amendment and Waiver may be executed in multiple counterparts, each of which shall constitute an original but all of which taken together shall constitute but one contract.
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A counterpart hereof, or signature page hereto, delivered to the Administrative Agent by facsimile or e-mail shall be effective as delivery of an original manually-signed counterpart.
(c)The provisions of Sections 8.5, 8.11, 8.13 and 8.14 of the Credit Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.
Section 7.Applicable Law.
THIS AMENDMENT AND WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 8.Electronic Execution.
The words “execution,” “signed,” “signature,” and words of like import in this Amendment and Waiver or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

BRISTOL-MYERS SQUIBB COMPANY
By:	/s/ Jeffrey Galik
Name: Jeffrey Galik
Title: Treasurer

By:	/s/ Katherine R. Kelly
Name: Katherine R. Kelly
Title: Corporate Secretary
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

CITIBANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Stacey Zoland
Name: Stacey Zoland
Title: Executive Director

[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Darren Merten
Name: Darren Merten
Title: Director

[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

MORGAN STANLEY BANK, NA, as a Lender

By:	/s/ Jackson Eng
Name: Jackson Eng
Title: Authorized Signatory
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

MUFG Bank, Ltd., as a Lender

By:	/s/ David Meisner
Name: David Meisner
Title: Vice President
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jordan Harris
Name: Jordan Harris
Title: Managing Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Annie Chung
Name:Annie Chung
Title: Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

BNP Paribas, as a Lender

By:	/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

By:	/s/ John Bosco
Name: John Bosco
Title: Managing Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

By:	/s/ Bastien Dayer
Name: Bastien Dayer
Title: Authorized Signatory
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

HSBC Bank USA, N.A., as a Lender

By:	/s/ Iain Stewart
Name: Iain Stewart
Title: Managing Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

STANDARD CHARTERED BANK, as a Lender

By:	/s/ James Beck
Name: James Beck
Title: Associate Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

THE BANK OF NEW YORK, as a Lender

By:	/s/ Clifford A. Mull
Name: Clifford A. Mull
Title: Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

Banco Santander, S.A., as a Lender

By:	/s/ Pablo Tarrio
Name: Pablo Tarrio
Title: Attorney

By:	/s/ Luis Casero
Name: Luis Casero
Title: Attorney
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

US Bank, National Association, as a Lender

By:	/s/ Michael West
Name: Michael West
Title: Senior Vice President

[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

The Northern Trust Company, as a Lender

By:	/s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director
[Signature Page to Amendment to Bristol-Myers Squibb 2012 Credit Agreement]